N-CSRS Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Manish Mehta, certify that:

1.	I have reviewed this report on Form N-CSRS for the following fifty-eight series of iShares Trust: iShares Aggressive Allocation ETF, iShares China Large-Cap ETF, iShares Conservative Allocation ETF, iShares Core MSCI EAFE ETF, iShares Core MSCI Total International Stock ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Developed Small-Cap ex North America ETF, iShares FTSE China ETF, iShares Growth Allocation ETF, iShares Moderate Allocation ETF, iShares Morningstar Multi-Asset Income ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. Consumer Discretionary ETF, iShares MSCI ACWI ex U.S. Consumer Staples ETF, iShares MSCI ACWI ex U.S. Energy ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI ACWI ex U.S. Financials ETF, iShares MSCI ACWI ex U.S. Healthcare ETF, iShares MSCI ACWI ex U.S. Industrials ETF, iShares MSCI ACWI ex U.S. Information Technology ETF, iShares MSCI ACWI ex U.S. Materials ETF, iShares MSCI ACWI ex U.S. Telecommunication Services ETF, iShares MSCI ACWI ex U.S. Utilities ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI All Country Asia ex Japan Small-Cap ETF, iShares MSCI All Country Asia Information Technology ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Minimum Volatility ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI EAFE Value ETF, iShares MSCI Emerging Markets Financials ETF, iShares MSCI Emerging Markets Materials ETF, iShares MSCI Europe Financials ETF, iShares MSCI Far East Financials ETF, iShares MSCI Kokusai ETF, iShares MSCI USA Minimum Volatility ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF, iShares MSCI USA Value Factor ETF, iShares North American Natural Resources ETF, iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF, iShares NYSE 100 ETF, iShares NYSE Composite ETF, iShares PHLX Semiconductor ETF, iShares Target Date 2010 ETF, iShares Target Date 2015 ETF, iShares Target Date 2020 ETF, iShares Target Date 2025 ETF, iShares Target Date 2030 ETF, iShares Target Date 2035 ETF, iShares Target Date 2040 ETF, iShares Target Date 2045 ETF, iShares Target Date 2050 ETF and iShares Target Date Retirement Income ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: March 24, 2014	/s/ Manish Mehta	President (Principal Executive Officer)
	Manish Mehta [Signature]	[Title]

N-CSRS Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Jack Gee, certify that:

1.	I have reviewed this report on Form N-CSRS for the following fifty-eight series of iShares Trust: iShares Aggressive Allocation ETF, iShares China Large-Cap ETF, iShares Conservative Allocation ETF, iShares Core MSCI EAFE ETF, iShares Core MSCI Total International Stock ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Developed Small-Cap ex North America ETF, iShares FTSE China ETF, iShares Growth Allocation ETF, iShares Moderate Allocation ETF, iShares Morningstar Multi-Asset Income ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. Consumer Discretionary ETF, iShares MSCI ACWI ex U.S. Consumer Staples ETF, iShares MSCI ACWI ex U.S. Energy ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI ACWI ex U.S. Financials ETF, iShares MSCI ACWI ex U.S. Healthcare ETF, iShares MSCI ACWI ex U.S. Industrials ETF, iShares MSCI ACWI ex U.S. Information Technology ETF, iShares MSCI ACWI ex U.S. Materials ETF, iShares MSCI ACWI ex U.S. Telecommunication Services ETF, iShares MSCI ACWI ex U.S. Utilities ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI All Country Asia ex Japan Small-Cap ETF, iShares MSCI All Country Asia Information Technology ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Minimum Volatility ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI EAFE Value ETF, iShares MSCI Emerging Markets Financials ETF, iShares MSCI Emerging Markets Materials ETF, iShares MSCI Europe Financials ETF, iShares MSCI Far East Financials ETF, iShares MSCI Kokusai ETF, iShares MSCI USA Minimum Volatility ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF, iShares MSCI USA Value Factor ETF, iShares North American Natural Resources ETF, iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF, iShares NYSE 100 ETF, iShares NYSE Composite ETF, iShares PHLX Semiconductor ETF, iShares Target Date 2010 ETF, iShares Target Date 2015 ETF, iShares Target Date 2020 ETF, iShares Target Date 2025 ETF, iShares Target Date 2030 ETF, iShares Target Date 2035 ETF, iShares Target Date 2040 ETF, iShares Target Date 2045 ETF, iShares Target Date 2050 ETF and iShares Target Date Retirement Income ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: March 24, 2014	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Jack Gee [Signature]	[Title]